Fidelity®

Exchange

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-6.47%	-8.49%	77.02%	264.24%
S&P 500 ®	-6.70%	-14.83%	96.59%	308.19%
Growth & Income Funds Average	-3.78%	-1.85%	78.86%	258.13%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,055 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-8.49%	12.10%	13.80%
S&P 500	-14.83%	14.48%	15.10%
Growth & Income Funds Average	-1.85%	12.11%	13.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $36,424 - a 264.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $40,819 - a 308.19% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2001, the six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap value funds average were -2.88%, 3.76%, 76.85% and 261.72%, respectively; and the one year, five year and 10 year average annual total returns were 3.76%, 11.93%, and 13.58%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -11.11%, -19.19%, 76.09%, and 254.10%, respectively; and the one year, five year and 10 year average annual total returns were -19.19%, 11.71%, and 13.25%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.35%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Exchange Fund

Q. How did the fund perform, Tim?

A. For the six-month period that ended June 30, 2001, the fund posted a total return of -6.47%. In comparison, the Standard & Poor's 500SM Index fell 6.70%, while the growth & income funds average as tracked by Lipper Inc. fell 3.78%. For the 12-month period that ended June 30, 2001, the fund returned -8.49%, while the S&P 500® index was down 14.83% and the Lipper peer group was off 1.85%.

Q. Why did the fund slightly outperform its benchmark but lag its peer group during the past six months?

A. Being underexposed to the information technology (IT) sector, which continued to experience weakness due to slowing demand and overcapacity, provided the most significant positive contribution to the fund's return relative to its index and peer group. However, the gains made by having less exposure to underperforming IT stocks and greater exposure to other better-performing sectors, such as industrials and media stocks, were offset elsewhere. In particular, the fund's mix of securities in both the health care and financial sectors gave back ground relative to the index. Compared to our peers, the fund underperformed for two reasons. First, our growth and income peers owned a much larger percentage of mid- and small-cap companies, which were among the best-performing equity categories during the past six months. Second, the fund held a relatively small number of cyclical stocks, which rallied on expectations of an improving economy and drove the performance of many competitors.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund's health care stocks perform poorly?

A. After finishing 2000 among the top-performing sectors, investors took profits in health care stocks during the past six months, particularly in large-cap pharmaceutical companies. With health care being the fund's second-largest sector, this turn of events was a major reason why the fund had a negative absolute return. Our holdings in Bristol-Myers Squibb, Schering-Plough, Johnson & Johnson and Merck were among the fund's biggest detractors. Additionally, shares of cardiovascular medical device maker Guidant fell more than 33% during the period as analysts downgraded the stock, citing uncertain clinical results surrounding a heart failure therapy.

Q. What specific stocks performed well?

A. Shares of Microsoft, the fund's top performer, appreciated nearly 67% on positive developments in the company's defense of the U.S. federal government's antitrust case, which helped boost the company's market value. Global information provider McGraw-Hill, one of the fund's largest holdings, rose nearly 14% due to increased education spending by some of the larger U.S. states. Philip Morris' stock price appreciated nearly 18% as investors rewarded the company for its consistent earnings growth. Investors also responded positively toward Coach, a luxury accessories marketer, which said it would partner with Carolee Designs to produce its own line of fine jewelry. Coach shares jumped more than 32% during the period.

Q. What other stocks disappointed?

A. American Express, the fund's biggest detractor, was plagued by weakness in both its credit card and asset management business due to rising personal bankruptcies and dwindling corporate profits. Fast-food restaurant chain McDonald's stock was pressured downward by the company's third consecutive quarterly earnings warning and lingering concerns over the safety of the European beef supply. American Express and McDonald's fell roughly 29% and 20%, respectively.

Q. What's your outlook?

A. Going forward, I believe corporate earnings will continue to be the primary driver of stock performance. Despite aggressive interest-rate cuts by the Federal Reserve Board to stimulate economic growth, I think it will be some time before these cuts influence stocks in certain sectors and the overall economy. In terms of the fund, I'm hopeful that diversification will continue to benefit the fund going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Investment Changes

Top Ten Stocks as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	9.6	8.6
Exxon Mobil Corp.	4.0	3.7
Walt Disney Co.	3.7	3.4
Hewlett-Packard Co.	3.6	3.7
American Express Co.	3.5	4.6
Johnson & Johnson	3.3	3.4
Bristol-Myers Squibb Co.	3.1	4.0
McGraw-Hill Companies, Inc.	3.1	2.5
American Home Products Corp.	2.9	2.9
Pfizer, Inc.	2.5	2.6
	39.3
Top Five Market Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.3	17.1
Health Care	18.9	22.1
Industrials	16.1	14.6
Consumer Staples	11.3	12.6
Energy	10.2	10.1
Asset Allocation (% of fund's net assets)
As of June 30, 2001 *		As of December 31, 2000 **
	Stocks 96.9%		Stocks 97.2%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	2.6%	** Foreign investments	3.1%

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new standard.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.3%
Auto Components - 0.6%
Dana Corp.	65,670	$ 1,532,738
Delphi Automotive Systems Corp.	18,280	291,200
		1,823,938
Automobiles - 0.4%
General Motors Corp.	19,671	1,265,829
Hotels, Restaurants & Leisure - 2.3%
McDonald's Corp.	250,117	6,768,166
Household Durables - 0.4%
The Stanley Works	28,748	1,203,966
Media - 13.2%
Cox Communications, Inc. Class A (a)	28,976	1,283,637
Gannett Co., Inc.	107,228	7,066,325
General Motors Corp. Class H	20,715	419,479
Knight-Ridder, Inc.	60,000	3,558,000
McGraw-Hill Companies, Inc.	139,024	9,196,438
Tribune Co.	136,530	5,462,565
Viacom, Inc. Class B (non-vtg.) (a)	30,566	1,581,791
Walt Disney Co.	389,494	11,252,482
		39,820,717
Multiline Retail - 1.1%
Neiman Marcus Group, Inc. Class B (a)	12,052	355,534
The May Department Stores Co.	89,219	3,056,643
		3,412,177
Specialty Retail - 0.3%
Payless ShoeSource, Inc. (a)	13,140	850,158
Textiles & Apparel - 1.0%
Coach, Inc.	75,489	2,872,356
TOTAL CONSUMER DISCRETIONARY		58,017,307
CONSUMER STAPLES - 11.3%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	162,818	6,708,102
The Coca-Cola Co.	83,303	3,748,635
		10,456,737
Food & Drug Retailing - 0.3%
SUPERVALU, Inc.	53,760	943,488
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 1.2%
General Mills, Inc.	38,094	$ 1,667,755
Sara Lee Corp.	94,734	1,794,262
		3,462,017
Household Products - 2.8%
Colgate-Palmolive Co.	71,695	4,229,288
Procter & Gamble Co.	66,700	4,255,460
		8,484,748
Personal Products - 1.3%
Gillette Co.	134,571	3,901,213
Tobacco - 2.2%
Philip Morris Companies, Inc.	132,450	6,721,838
TOTAL CONSUMER STAPLES		33,970,041
ENERGY - 10.2%
Energy Equipment & Services - 2.6%
Halliburton Co.	130,834	4,657,690
Schlumberger Ltd. (NY Shares)	53,568	2,820,355
Transocean Sedco Forex, Inc.	10,370	427,763
		7,905,808
Oil & Gas - 7.6%
Anadarko Petroleum Corp.	6,025	325,531
BP PLC sponsored ADR	41,936	2,090,510
Chevron Corp.	51,010	4,616,405
Exxon Mobil Corp.	137,133	11,978,568
Kerr-McGee Corp.	12,770	846,268
Royal Dutch Petroleum Co. (NY Shares)	51,700	3,012,559
		22,869,841
TOTAL ENERGY		30,775,649
FINANCIALS - 7.8%
Diversified Financials - 4.8%
American Express Co.	273,183	10,599,500
Lehman Brothers Holdings, Inc.	36,714	2,854,514
Waddell & Reed Financial, Inc. Class A	37,676	1,196,213
		14,650,227
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 3.0%
Berkshire Hathaway, Inc. Class B (a)	2,452	$ 5,639,600
Torchmark Corp.	83,232	3,346,759
		8,986,359
TOTAL FINANCIALS		23,636,586
HEALTH CARE - 18.9%
Health Care Equipment & Supplies - 2.5%
Becton, Dickinson & Co.	99,468	3,559,960
Guidant Corp. (a)	114,574	4,124,664
		7,684,624
Pharmaceuticals - 16.4%
American Home Products Corp.	148,468	8,676,470
Bristol-Myers Squibb Co.	180,016	9,414,837
Eli Lilly & Co.	48,608	3,596,992
Johnson & Johnson	197,875	9,893,750
Merck & Co., Inc.	66,493	4,249,568
Pfizer, Inc.	187,249	7,499,322
Schering-Plough Corp.	163,463	5,923,899
		49,254,838
TOTAL HEALTH CARE		56,939,462
INDUSTRIALS - 16.1%
Aerospace & Defense - 1.6%
Raytheon Co.	37,540	996,687
United Technologies Corp.	53,344	3,907,981
		4,904,668
Commercial Services & Supplies - 0.4%
Waste Management, Inc.	36,250	1,117,225
Industrial Conglomerates - 10.7%
General Electric Co.	591,204	28,821,192
Minnesota Mining & Manufacturing Co.	30,000	3,423,000
		32,244,192
Machinery - 3.1%
Parker-Hannifin Corp.	135,907	5,767,893
SPX Corp. (a)	27,908	3,493,523
		9,261,416
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 0.3%
Union Pacific Corp.	19,090	$ 1,048,232
TOTAL INDUSTRIALS		48,575,733
INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.2%
Motorola, Inc.	211,098	3,495,783
Computers & Peripherals - 5.0%
Hewlett-Packard Co.	381,705	10,916,763
International Business Machines Corp.	36,388	4,111,844
		15,028,607
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. (a)	77,153	2,507,473
Semiconductor Equipment & Products - 0.3%
Cabot Microelectronics Corp. (a)	14,977	936,212
Software - 1.2%
Microsoft Corp. (a)	49,000	3,528,490
TOTAL INFORMATION TECHNOLOGY		25,496,565
MATERIALS - 2.1%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	95,268	4,358,511
Cabot Corp.	53,400	1,923,468
		6,281,979
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.5%
ALLTEL Corp.	1,756	107,573
Sprint Corp. - FON Group	100,000	2,136,000
WorldCom, Inc.	149,268	2,231,557
WorldCom, Inc. - MCI Group (a)	5,970	100,356
		4,575,486
Wireless Telecommunication Services - 0.4%
Sprint Corp. - PCS Group Series 1 (a)	50,000	1,207,500
TOTAL TELECOMMUNICATION SERVICES		5,782,986
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 0.8%
Multi-Utilities - 0.8%
Williams Companies, Inc.	70,040	$ 2,307,818
TOTAL COMMON STOCKS (Cost $20,743,774)		291,784,126
Cash Equivalents - 3.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01 (Cost $9,319,000)	$ 9,322,099	9,319,000
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $30,062,774)		301,103,126
NET OTHER ASSETS - 0.0%		46,600
NET ASSETS - 100%		$ 301,149,726
Legend
(a) Non-income producing
Other Information

Sales of securities, other than short-term securities, aggregated $5,400,473, which represents the value of securities delivered in redemption of fund shares. The realized gain of $5,276,643 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

Income Tax Information

At June 30, 2001, the aggregate cost
of investment securities for income tax purposes was $30,062,774. Net unrealized appreciation aggregated $271,040,352, of which $272,281,602 related to appreciated investment securities and $1,241,250 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $20,200 of which $20,100 and $100 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $9,319,000) (cost $30,062,774) - See accompanying schedule		$ 301,103,126
Cash		791
Receivable for investments sold		14,850
Dividends receivable		226,959
Total assets		301,345,726
Liabilities
Payable for fund shares redeemed	$ 22,287
Accrued management fee	138,784
Other payables and accrued expenses	34,929
Total liabilities		196,000
Net Assets		$ 301,149,726
Net Assets consist of:
Paid in capital		$ 24,841,857
Undistributed net investment income		11,075
Accumulated undistributed net realized gain (loss) on investments		5,256,442
Net unrealized appreciation (depreciation) on investments		271,040,352
Net Assets, for 1,211,018 shares outstanding		$ 301,149,726
Net Asset Value, offering price and redemption price per share ($301,149,726 ÷ 1,211,018 shares)		$248.67

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 1,954,696
Interest		233,783
Total income		2,188,479
Expenses
Management fee	$ 838,598
Transfer agent fees	105,858
Accounting fees and expenses	697
Non-interested trustees' compensation	507
Custodian fees and expenses	4,088
Audit	17,251
Legal	330
Miscellaneous	1,509
Total expenses before reductions	968,838
Expense reductions	(2,208)	966,630
Net investment income		1,221,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,276,643
Change in net unrealized appreciation (depreciation) on investment securities		(27,527,880)
Net gain (loss)		(22,251,237)
Net increase (decrease) in net assets resulting from operations		$ (21,029,388)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,221,849	$ 2,714,238
Net realized gain (loss)	5,276,643	18,338,495
Change in net unrealized appreciation (depreciation)	(27,527,880)	(25,241,773)
Net increase (decrease) in net assets resulting from operations	(21,029,388)	(4,189,040)
Distributions to shareholders from net investment income	(1,210,774)	(2,742,634)
Share transactions Reinvestment of distributions	320,232	693,601
Cost of shares redeemed	(5,459,347)	(19,482,382)
Net increase (decrease) in net assets resulting from share transactions	(5,139,115)	(18,788,781)
Total increase (decrease) in net assets	(27,379,277)	(25,720,455)
Net Assets
Beginning of period	328,529,003	354,249,458
End of period (including undistributed net investment income of $11,075 and $0, respectively)	$ 301,149,726	$ 328,529,003
Other Information Shares
Issued in reinvestment of distributions	1,244	2,579
Redeemed	(21,120)	(73,325)
Net increase (decrease)	(19,876)	(70,746)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 266.90	$ 272.16	$ 248.62	$ 211.50	$ 159.39	$ 134.59
Income from Invest- ment Operations
Net investment income	1.00 D	2.15 D	2.21 D	2.39 D	2.46 D	2.59
Net realized and unrealized gain (loss)	(18.23)	(5.21)	23.58	37.17	52.10	25.58
Total from investment operations	(17.23)	(3.06)	25.79	39.56	54.56	28.17
Less Distributions
From net investment income	(1.00)	(2.20)	(2.25)	(2.44)	(2.45)	(2.60)
From net realized gain	-	-	-	-	-	(.77)
Total distributions	(1.00)	(2.20)	(2.25)	(2.44)	(2.45)	(3.37)
Net asset value, end of period	$ 248.67	$ 266.90	$ 272.16	$ 248.62	$ 211.50	$ 159.39
Total Return B, C	(6.47)%	(1.13)%	10.41%	18.74%	34.33%	21.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 301,150	$ 328,529	$ 354,249	$ 358,689	$ 320,091	$ 255,136
Ratio of expenses to average net assets	.63% A	.62%	.62%	.62%	.63%	.64%
Ratio of expenses to average net assets after all expense reductions	.63% A	.62%	.62%	.62%	.63%	.63% E
Ratio of net invest- ment income to average net assets	.79% A	.81%	.84%	1.04%	1.31%	1.72%
Portfolio turnover rate	0%	0%	1%	0%	0%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Repurchase Agreements - continued

agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was equivalent to an annualized rate of .54% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $16 and $2,192, respectively.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
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1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
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Colorado

1625 Broadway
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Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
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Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
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1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
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8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisors

FMR Co., Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart A. Grenier, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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